================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ELECTRONIC CLEARING HOUSE
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      THE ELECTRONIC CLEARING HOUSE, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               February 6, 1997

                               ----------------

To the Shareholders of The Electronic Clearing House, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Electronic Clearing House, Inc. (the "Company") will be held at the Radisson Hotel, Agoura Hills, California on Wednesday, February 6, 1997 at 10:30 a.m. for the following purposes:

     . To elect one Director to serve for the respective term specified herein;

     . To consider and act upon a proposal to increase the authorized Common Stock of the Company from 20,000,000 shares to 26,000,000 shares.

     .    To amend the Incentive Stock Option Plan;

     . To ratify or reject the selection of Price Waterhouse as independent public accountants of the Company;

     . To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 16, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it promptly in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.



                                       By Order of the Board of Directors,

                                       /s/ DONNA L. CAMRAS

                                       DONNA L. CAMRAS
                                       Corporate Secretary



Agoura Hills, California
Dated: January 2, 1997

                                PROXY STATEMENT

                      THE ELECTRONIC CLEARING HOUSE, INC.
                                 P.O. BOX 3040
                            AGOURA HILLS, CA 91301

                        ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 6, 1997

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") which will be held on February 6, 1997 at 10:30 a.m., Pacific Standard Time, at the Radisson Hotel, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 2, 1997.

                                    PROXIES

The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the Proxy. The Company is not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

PLEASE MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.


                                       1.

On December 16, 1996, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the Meeting 11,998,079 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

The presence of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Meeting, in person or by proxy, is required to constitute a quorum at the Annual Meeting.

                         Total Return to Shareholders
                         Dividends Reinvested Monthly

                    Base = $100 invested September 30, 1991


MEASUREMENT PERIOD
(FISCAL YEAR COVERED)              ECHO          NASDAQ        NASDAQ MANUF
---------------------              ----          ------        ------------
FYE September 1991                 100            100              100
FYE September 1992                  35            111              105
FYE September 1993                  82            145              132
FYE September 1994                  47            145              132
FYE September 1995                  38            198              166
FYE September 1996                  74            233              188


                        PRINCIPAL OWNERS OF COMMON STOCK

The following table sets forth the beneficial owners of more than 5% of the Company's voting securities.


                                           Amount of
Title         Name and Address             Beneficial      Percent
of Class      of Beneficial Owner          Ownership       of Class
-----------   --------------------------   -------------   ---------

Common        Herbert Smilowitz             800,000 [1]      6.47%
              P.O. Box 511
              East Rutherford, NJ  07073

Common        Leo and Maurine Weiner        775,000 [2]      6.28%
              160 Broadway
              New York, NY  10038

                                       2.

Common         Arthur Geiger                950,000 [3]      7.59%
               P.O. Box 309
               Morristown, NJ  07963

Common         Moses Marx                   787,500 [4]      6.37%
               160 Broadway
               New York, NY  10038

Common         Prudential Insurance Co.     702,450          6.07%
               Prudential Plaza
               Newark, NJ  07102

Common         Michael Rich                 720,000          6.22%
               245 E. 87th St.
               New York, NY  10128

Common         Dr. Kenneth Van Zyl          889,313 [5]      7.69%
               1859 St. Andrews Drive
               McMinnville, OR  97128

---------------

[1] 300,000 shares are warrants issued in connection with various loans and 500,000 shares are loan conversion rights.

[2] 275,000 shares are warrants issued in connection with various loans and 500,000 shares are loan conversion rights.

[3] 375,000 shares are warrants issued in connection with various loans and 575,000 shares are loan conversion rights.

[4] 287,500 shares are warrants issued in connection with various loans and 500,000 shares are loan conversion rights.

[5] 447,900 shares of Dr. Van Zyl's common stock is 22,395 of unconverted Preferred Series H Stock.

To the Company's knowledge, no other individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

The following table sets forth the number of shares of Common Stock owned beneficially by the Company's officers and directors as of September 30, 1996:


                             Number of Shares     Percentage of
Name & Address              Beneficially Owned   Common Stock[1]
-------------------------   ------------------   ---------------
Donald R. Anderson          588,659 [2,3,7,10]        4.86%
28001 Dorothy Drive
Agoura Hills, CA 91301

Joel M. Barry               729,250 [7]               5.97%
28001 Dorothy Drive
Agoura Hills, CA 91301

Donna Camras                 50,000 [7]                .43%
28001 Dorothy Drive
Agoura Hills, CA 91301

                                       3.

Alice L. Cheung             100,000 [7]                .86%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jesse Fong                  150,110 [4,7]             1.28%
28001 Dorothy Drive
Agoura Hills, CA 91301

R. Marshall Frost            60,000 [7]                .52%
28001 Dorothy Drive
Agoura Hills, CA 91301

David Griffin               253,312 [7,9]             2.14%
28001 Dorothy Drive
Agoura Hills, CA  91301

Fariborz Hamzei             250,000 [5]               2.11%
28001 Dorothy Drive
Agoura Hills, CA  91301

Herbert L. Lucas, Jr.       391,889 [5,8]             3.31%
12011 San Vicente Blvd.
Los Angeles, CA 90049

Carl W. Schafer             300,000 [5]               2.53%
16 Farber Road
Princeton, NJ 08540

Larry Thomas                550,000 [6,7]             4.63%
28001 Dorothy Drive
Agoura Hills, CA  91301

Jack Wilson                 160,000 [7]               1.36%
28001 Dorothy Drive
Agoura Hills, CA 91301

---------------------

[1] Outstanding common shares with effect given to individual shareholder's conversion of preferred stock and options described in footnotes 2 through 10.

[2] Includes 45,473 shares owned by the Anderson Family Trust of which Mr. Anderson is a co-trustee and 1,775 shares owned by Mr. Anderson's wife.

[3]  Reflects conversion of Series H Convertible Preferred Stock into Common
     Stock.

[4]  Includes non-plan options awarded by the Board of Directors of the Company.

[5]  Includes options granted to outside directors.

[6]  Includes Common Shares as payment for acquisition.

[7]  Includes options according to the terms of the Incentive Stock Option Plan.

[8] Includes 141,889 shares indirectly owned by Mr. Lucas through a trust for his wife.

[9]  Includes 675 shares owned by Mr. Griffin's wife.

[10] Includes 310,000 options granted to Mr. Anderson pursuant to his employment agreement of September 15, 1994.

                                       4.

                             ELECTION OF DIRECTORS

One director is proposed to be elected at the Annual Meeting. The director will be elected to hold office until the conclusion of his respective three-year term and thereafter until the election and qualification of his successor.

Nominees
--------
The nominee for re-election to the Board of Directors is Herbert L. Lucas, Jr.

Directors
---------
The current members of the Board of Directors are:


                                     Director       Position with       Term Ending
Name                       Age       Since          the Company         February:
----                       ---       --------       -------------       -----------
Donald R. Anderson         61        1986           President, COO         1998
                                                    and Director

Joel M. Barry              46        1986           Chairman and CEO       1999

Fariborz Hamzei            38        1988           Director               1999

Herbert L. Lucas, Jr.      70        1991           Director               1997

Carl W. Schafer            60        1986           Director               1998

DONALD R. ANDERSON, age 61, has been President and a Director of the Company since December 4, 1986. Mr. Anderson was Chief Executive Officer from December 4, 1986 to June 29, 1990, at which time he became Chief Operating Officer of the Company. Mr. Anderson is also President and a Director of the Electronic Payment Services (EPS), XpressCheX and National Credit Card Reserve (National) subsidiaries and a Director of the Computer Based Controls, Inc. (CBC) subsidiary. Mr. Anderson received his B.S. degree in mathematics and his M.S. degree in engineering from California State University. He participated in the founding of Science Dynamics Corporation, a medical information systems company, in August, 1969, and served as its Vice President until October, 1984, when Science Dynamics was purchased by McDonnell Douglas Corporation. From October, 1984, until December, 1986, Mr. Anderson was employed by McDonnell Douglas Corporation as Vice President, Market Research and Product Planning. In August 1992, he was appointed to the Board of Directors of Pacific Christian College and has served as a Director on the Board of Cornerstone Christian School since September, 1994.

JOEL M. BARRY, age 46, has been a Director of the Company since July 8, 1986, Chairman of the Board since December 26, 1986, Chief Financial Officer from May 1, 1987 to July 9, 1990, and Executive Vice President from October 12, 1987 to June 29, 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the National and CBC subsidiaries. Since approximately August 1981, through various entities, Mr. Barry has been a lecturer and investment counselor regarding investment partnerships. Mr. Barry was the founder and President of Basics Financial Planning & Investments, Inc. ("Basics"), a financial management firm, formed in August 1983 and dissolved in June 1991. Basics is the successor to Dynamic Seminars, a firm founded by Mr. Barry in August 1981.

                                       5.

FARIBORZ HAMZEI, age 38, is currently an independent financial consultant, specializing in real estate investments and Vice President of Market Analysts of Southern California, a non-profit organization conducting technical analyses of financial markets. Mr. Hamzei was President of Caspian Capital Corporation, Los Angeles, California, from July 1990 to December 1991, and Executive Vice President of Caspian Capital Corporation from August 1988 to July 1990. Previously, he was President and Chief Executive Officer of International Message Switching Corporation, a publicly held company, from August 1987 to October 1987. Mr. Hamzei has also held various positions in two high tech start-up companies, and from 1978 through 1982 held various management positions at Northrop's Aircraft Division. Mr. Hamzei holds a BSE degree from Princeton University.

HERBERT L. LUCAS, JR., age 70, received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Management Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas also serves as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He also was formerly a member of the Board of Trustees of Princeton University.

CARL W. SCHAFER, age 60, has been a Director since July 1986. Mr. Schafer was Financial Vice President and Treasurer (Chief Financial Officer) of Princeton University from July 1976 to October 1987. From October 1987 to April 1990, Mr. Schafer was a Principal of Rockefeller & Co., Inc. of New York, an investment management firm. He is a Trustee of The Atlantic Foundation and Harbor Branch Institution and became President of the Atlantic Foundation in April 1990. Mr. Schafer also holds the following positions: Director/Trustee of the Paine Webber and Guardian Families of Mutual Funds; Director of Roadway Express, Inc., a trucking company; Director of Wainoco Oil Corporation, an oil and gas producer and refinery; Director of Evans Systems, Inc., a petroleum product marketer, convenience store, and diversified company; Director of Nutraceutix, Inc., a bio technology company; and Director of The Johnson Atelier and School of Sculpture. He graduated from the University of Rochester in 1958, and served with the U.S. Bureau of the Budget, successively, as Budget Examiner, Legislative Analyst, Deputy Director and Director of Budget Preparation. He resides in Princeton, New Jersey.

Board of Directors' Meetings
----------------------------

During fiscal year 1996, there were four regular meetings of the Board of Directors. Mr. Anderson attended three meetings and the remaining directors attended all four meetings.

Officers
--------

Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

Cash Compensation of Officers
-----------------------------

The following table sets forth the total compensation paid and stock options and warrants offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 1996, 1995 and 1994.

                                       6.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                      Annual            Long Term
                                                   Compensation        Compensation
                                                   ------------        ------------
                       Capacities in                                    Securities
Name                   Which Served         Year     Salary[1]     Underlying Options[2]
---------------        -------------        ----     ---------     ---------------------
Joel M. Barry          Chairman/Chief       1996      $120,000
                       Executive Officer    1995       115,000           650,000
                                            1994       115,000

D.R. Anderson          President/Chief      1996      $160,000[3]
                       Operating Officer    1995       160,000[3]        310,000
                                            1994       121,000            50,000


[1] The Company provides both Mr. Barry and Mr. Anderson with an automobile. Mr.
    Barry and Mr. Anderson are both participants of a Company sponsored 401(K) plan. There has been no compensation paid other than that indicated in the above table. No bonuses pursuant to employment agreements were granted in the three fiscal years presented.

[2] None of these options have been exercised.  See "Stock Option Plan".

[3] According to the terms of Mr. Anderson's employment agreement, $125,000 of Mr. Anderson's salary was annual income and $35,000 was repayment of deferred income.


                        FISCAL 1996 OPTION GRANTS TABLE
                        -------------------------------

The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 1996. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                       7.

                                                                                Potential Realization
                                                                                  Value at Assumed
                                                                                   Annual Rates of
                                                                                     Stock Price
                                    Percent of                                     Appreciation for
                                  Total Granted      Exercise                         Option Term
                    Option       to Employees in      Price         Expiration     ------------------
Name                Granted        Fiscal Year        ($/sh)           Date        5% ($)     10% ($)
----                -------        -----------        ------           ----        ------     -------
Joel M. Barry         none             n/a               -              -            n/a         n/a
D.R. Anderson         none             n/a               -              -            n/a         n/a

The following table sets forth the number of unexercised options and warrants held by the Company's Chief Executive Officer and each of its executive officers other than the Chief Executive Officer whose compensation exceeded $100,000 during fiscal 1996. No options/warrants have been exercised.

                      AGGREGATED OPTION/SAR EXERCISES AND
                      FISCAL-YEAR OPTION/SAR VALUE TABLE
                      ----------------------------------

                                                                            Value of
                                                         Number of        unexercised
                       Shares                           unexercised       in-the-money
                     acquired on         Value          options/SARS      Options/SARS
Name                 exercise #        realized $         FY-end #       at FY-end $[1]
----                 ----------        ----------         --------       --------------
Joel M. Barry            -0-               -0-             650,000          $247,000
D.R. Anderson            -0-               -0-             510,000          $ 98,000

[1] Based on the closing sales price of the Common Stock on September 30, 1996 of $0.78 per share, less the option exercise price.

Compensation of Directors
-------------------------

Outside directors are entitled to receive $1,500 per quarterly meeting they attend plus reasonable expenses incurred in connection therewith. Directors are not compensated for special meetings other than regular quarterly meetings.

Stock Option Plan
-----------------

On May 13, 1992, the Company's Board of Directors authorized adoption of an Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 325,000 stock options, each to purchase one share of the Common Stock for $0.85 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

During fiscal 1994, Donald R. Anderson converted 150,000 warrants to Common Stock options exercisable at $0.85.

On April 5, 1994, Donald R. Anderson was granted 50,000 five-year options each to purchase one share of Common Stock at $0.56 per share.

                                       8.

On September 13, 1994, the Company's Board of Directors authorized an increase in the Plan to 2,375,000 options. The Plan was ratified by shareholders at the Annual Meeting held on February 15, 1995.

On September 30, 1995, Joel M. Barry was granted 650,000 five-year options each to purchase one share of Common Stock at $0.40 per share.

Employee Benefit Plans
----------------------

The Company does not presently have a formal stock option plan for employees.

Employment Agreements
---------------------

Mr. Anderson entered into a three-year employment agreement, effective October 1, 1994, which provides for a salary of $120,000 during fiscal 1995, $125,000 during fiscal 1996 and $130,000 during fiscal 1997, plus a retirement plan contribution of $60,000 per year for the term of the agreement or 3% of the pre-tax earnings of the Company, whichever is greater, up to a maximum allocation in any year of $120,000. In connection with this agreement, the Company also issued Mr. Anderson 310,000 options, each to purchase one share of Common Stock at $0.50 per share, vested over the three years of this agreement.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement
-----------------------------------------------------------------------------
Plans
-----

Mr. Anderson is entitled to an annual bonus of 3% of the Company's pre-tax net profits. This bonus will be offset against the current year retirement plan contribution of $60,000. Additionally, the Board of Directors has granted Mr. Anderson the authority and discretion to distribute up to 2 1/2% of the annual pre-tax net profits to other "Senior Officers".

In fiscal 1996, the Company adopted a bonus plan which covers certain key employees. Each participant could earn up to 30% of their annual salary as a bonus based on each individual's performance and the overall performance of the Company.

The Company has a contributory 401(K) Retirement Pension Plan which covers all employees who are qualified under the plan provisions.



     --------------------------------------------------------------------

                                       9.

                            DESCRIPTION OF PROPOSAL

PROPOSAL 1

PROPOSAL TO AMEND ARTICLE FOURTH OF THE ARTICLES OF INCORPORATION
-----------------------------------------------------------------

Article Fourth of the Articles of Incorporation provides that the Company presently has an authorized capital consisting of 5,000,000 shares of Preferred Stock, par value $.01 per share, and 20,000,000 shares of Common Stock par value $.01 per share. If the proposed amendment is passed, the Company will have an authorized capital consisting of 5,000,000 shares of Preferred stock, par value $.01 per share, and 26,000,000 shares of Common Stock, par value $.01 per share.

                                    PRESENT:

"FOURTH: The amount of the total authorized capital stock of the corporation is Two Hundred Fifty Thousand Dollars ($250,000), which shall consist of twenty million (20,000,000) shares of Common Stock at the par value of One Cent ($.01) each and five million (5,000,000) shares of Preferred Stock having par value of One Cent ($.01) each."

                                   PROPOSED:

"FOURTH: The amount of the total authorized capital stock of the corporation is Three Hundred Ten Thousand Dollars ($310,000), which shall consist of twenty-six
---------------------------------------------                         ----------
million (26,000,000) shares of Common Stock at the par value of One Cent ($.01)
--------------------
each and five million (5,000,000) shares of Preferred Stock having par value of One Cent ($.01) each."

The purpose of this proposed amendment is to enable the Company to have sufficient shares, as required, to consider portfolio acquisitions, to potentially obtain capital, and to provide underlying shares for warrants and options and for other corporate purposes.

PROPOSAL 2

PROPOSAL TO AMEND INCENTIVE STOCK OPTION PLAN
---------------------------------------------

On November 18, 1996, the Company's Board of Directors authorized the amending of the Incentive Stock Option Plan ("Plan"), subject to ratification by the shareholders at the Annual Meeting. A copy of the proposed amendments is attached to this Proxy Statement, marked Exhibit A and incorporated herein by reference.

The purpose of this amendment is to ensure an efficient Plan and dedicate adequate shares into the Incentive Stock Option Plan in order to attract and maintain the highest quality officers for service with the Company.

PROPOSAL 3

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF AUDITORS
--------------------------------------------------------

The Board of Directors has appointed Price Waterhouse, independent certified public accountants, as auditors of the Company for the current fiscal year. Price Waterhouse has audited the financial statements of the Company since 1982, and has no other relationship with or interest in the Company.

                                      10.

    ----------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.
                        ---


SHAREHOLDER PROPOSALS AND OTHER MATTERS
---------------------------------------

Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 1998, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the Meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 1997.

If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

A copy of the Company's Annual Report to the Securities and Exchange Commission of Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Camras, Corporate Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301 or Email: dcamras@echo-inc.com.




                                       By order of the Board of Directors,

                                       /s/ DONNA L. CAMRAS

                                       DONNA L. CAMRAS
                                       Corporate Secretary


Dated: January 2, 1997

                                      11.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted for the election of the nominated director and for proposals 1 through 4. The shares represented by this proxy will be voted as directed, or if directions are not indicated, will be voted for the election of the person listed in the proxy statement as director of this corporation for the ensuing term, in the manner described in the proxy statement.

                        ELECTRONIC CLEARING HOUSE, INC.
          P.O. Box 3040, 28001 Dorothy Drive, Agoura Hills, CA  91301

                                   P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder(s) hereby appoint(s) Donald R. Anderson and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 16, 1996, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on February 6, 1997, or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS [X]     KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(DETACH HERE AND RETURN THIS PORTION ONLY)

                     ELECTRONIC CLEARING HOUSE, INC. PROXY

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated January 2, 1997, as follows:

ELECTION OF DIRECTORS

The Nominees are:  HERBERT L. LUCAS, JR.

[ ] For the Nominee Listed or, if needed nominee is unable to serve, for a substitute nominee.

[ ] Withhold Authority to Vote for
    Nominee Listed in the Proxy Statement.


PROPOSALS

For    Against    Abstain
[ ]      [ ]        [ ]          1. PROPOSAL TO AMEND ARTICLE FOURTH OF THE ARTICLES OF INCORPORATION.

[ ]      [ ]        [ ]          2. PROPOSAL TO AMEND THE INCENTIVE STOCK OPTION PLAN.

[ ]      [ ]        [ ]          3. PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT
                                    PUBLIC ACCOUNTANTS.

[ ]      [ ]        [ ]          4. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
                                    PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


------------------------------   ------------------------------   -------------
Name/Signature in which          Name/Signature if Held Jointly   Date
Stock is Held

Please mark, sign, date and return this Proxy promptly. With your cooperation, we can be ensured of a quorum. PLEASE INDICATE ANY CHANGES IN ADDRESS ON REVERSE OF THIS PROXY FORM. THANK YOU.